UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2019

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida	32224
(Address of principal executive offices)	(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On January 30, 2019, Landstar System, Inc. issued a press release announcing results for the fourth quarter of fiscal 2018. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 concerning the presentation to Landstar investors is hereby incorporated into this Item 2.02 by reference.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 7.01 Regulation FD Disclosure

A slide presentation, dated January 30, 2019, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The slide presentation provides information that may be referred to by the Company on its conference call with investors scheduled to occur on January 31, 2019 in connection with the Company’s release of results for the fourth quarter of fiscal 2018.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01 Other Events

On January 30, 2019, the Company announced that its Board of Directors (the “Board”) authorized the Company to purchase up to 1,000,000 additional shares of its common stock, par value $0.01 per share (the “Common Stock”), from time to time in the open market and in privately negotiated transactions under its share purchase program. No specific expiration date has been assigned to this authorization that is in addition to the existing authorization to purchase shares of Common Stock under the Company’s share purchase program. In the aggregate, as of January 30, 2019, the Company has authorization to purchase up to 2,000,000 shares of its Common Stock under its share purchase program.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1	News Release dated January 30, 2019 of Landstar System, Inc.

99.2	Slide Presentation dated January 30, 2019 of Landstar System, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: January 30, 2019	By:	/s/ L. Kevin Stout
Name: L. Kevin Stout
Title: Vice President and Chief Financial Officer